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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-66807



                                  E*TRADE FUNDS

                           E*TRADE S&P 500 INDEX FUND


                          PROSPECTUS DATED MAY 1, 2002

This Prospectus concisely sets forth information about the E*TRADE S&P 500 Index Fund ("Fund") that an investor needs to know before investing. Please read this Prospectus carefully before investing, and keep it for future reference. The Fund is a series of E*TRADE Funds ("Trust").

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

The Fund's investment objective is to provide investment results that attempt to match the total return of the stocks making up the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Fund seeks to achieve its objective by investing in a master portfolio that, in turn, invests in stocks and other assets and attempts to match the total return of the stocks making up the S&P 500 Index.

ELIGIBLE INVESTORS.

This Fund is designed and built specifically for on-line investors. In order to be a shareholder of the Fund, you need to have an account with E*TRADE Securities, Inc. ("E*TRADE Securities") or hold shares through a qualified employee benefit plan. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent or close your E*TRADE Securities account, the Fund will redeem all of your shares in your Fund account. The Fund is designed for long-term investors and the value of the Fund's shares will fluctuate over time. The Fund is a true no-load fund, which means you pay no sales charges or 12b-1 fees.

ABOUT E*TRADE.

E*TRADE Group, Inc. ("E*TRADE") is the direct parent of E*TRADE Asset Management, Inc., the Fund's investment adviser ("ETAM" or "Adviser"). E*TRADE, through its group companies, is a leader in providing secure online investing services. E*TRADE's focus on technology has enabled it to eliminate traditional barriers, creating one of the most powerful and economical investing systems for the self-directed investor. To give you ultimate convenience and control, E*TRADE offers electronic access to your account virtually anywhere, at any time.

AN INVESTMENT IN THE FUND IS:

o    NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION;

o NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, E*TRADE BANK AND ITS AFFILIATES; AND

o    SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

RISK/RETURN SUMMARY.........................................................  3

FEES AND EXPENSES...........................................................  5

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED

RISKS.......................................................................  6

FUND MANAGEMENT.............................................................  8

THE FUND'S STRUCTURE........................................................ 10

PRICING OF FUND SHARES...................................................... 10

HOW TO BUY, SELL AND EXCHANGE SHARES........................................ 11

DIVIDENDS AND OTHER DISTRIBUTIONS........................................... 15

TAX CONSEQUENCES............................................................ 16

FINANCIAL HIGHLIGHTS........................................................ 17

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RISK/RETURN SUMMARY

This is a summary. You should read this section along with the rest of this Prospectus.

Investment Objectives/Goals

The Fund's investment objective is to provide investment results that attempt to match the total return of the stocks making up the S&P 500 Index.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing all of its assets in the S&P 500 Index Master Portfolio ("Master Portfolio"), a series of Master Investment Portfolio ("MIP"), a registered open-end management investment company, rather than directly in a portfolio of securities. In turn, the Master Portfolio seeks to provide investment results that correspond to the total return performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index.* To do so, the Master Portfolio invests substantially all of its assets in the same stocks and in substantially the same percentages as the S&P 500 Index. The S&P 500 Index, a widely recognized benchmark for U.S. stocks, currently represents about 75% of the market capitalization of all publicly traded common stocks in the United States. The S&P 500 Index includes 500 established companies representing different sectors of the U.S. economy (including industrial, utilities, financial, and transportation) selected by Standard & Poor's.

Generally, the Master Portfolio attempts to be fully invested at all times in securities comprising the S&P 500 Index, exchange traded funds ("ETFs"), and futures and options on stock index futures, covered by liquid assets. The Master Portfolio also may invest up to 10% of its assets in high-quality money market instruments to provide liquidity.

Principal Risks

The stock market may rise and fall daily. The S&P 500 Index represents a significant segment of the U.S. stock market. The S&P Index may also rise and fall daily. As with any stock investment, the value of your investment in the Fund will fluctuate, meaning you could lose money.

There is no assurance that the Fund will achieve its investment objective. The Fund incurs expenses not reflected in the S&P 500 Index returns. The S&P 500 Index may not appreciate, and could depreciate, during the time you are invested in the Fund, even if you are a long-term investor.

* "Standard & Poor's(TM)," "S&P(TM)", "S&P 500(TM)", "Standard & Poor's 500(R)", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ETAM for use in connection with the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. See the Statement of Additional Information.

The Fund cannot as a practical matter own all the stocks that make up the S&P 500 Index in perfect correlation to the S&P 500 Index itself. The use of ETFs, futures and options on futures is intended to help the Fund match the S&P 500 Index but that may not be the result. The value of an investment in the Fund depends to a great extent upon changes in market conditions. The Fund seeks to track the S&P 500 Index during down markets as well as during up markets. The Fund's returns will be directly affected by the volatility of the stocks making up the S&P 500 Index. The Fund will also have exposure to the industries represented by those stocks.

The S&P 500 Index primarily consists of large-cap stocks. As a result, whenever these stocks perform worse than mid- or small-cap stocks, the Fund may underperform funds that have exposure to those segments of the U.S. stock market. Likewise, whenever large-cap U.S. stocks fall behind other types of investments--bonds or foreign stocks, for instance--the Fund's performance also will lag behind those investments. The companies in the S&P 500 Index are also exposed to the global economy.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Shares of the Fund involve investment risks, including the possible loss of principal.

Performance

The bar chart that follows shows how the Fund's performance has varied from year to year. The table below the bar chart shows the Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the Fund's performance with a broad measure of market performance, the S&P 500 Index. The Fund benefited from its unitary administrative fee structure from its inception until November 13, 2001 and from ETAM's agreement to enter into the current Expense Limitation Agreement to limit the Fund's expenses to 0.40% of the Fund's average daily net assets, which became effective on November 16, 2001. The Fund's past performance (before and after income taxes) is not necessarily an indication of how the Fund will perform in the future.

                        CALENDAR YEAR ANNUAL TOTAL RETURN

                             2001              2000
                             ----              ----
                            -12.2%            -9.39%


Best quarter (% and time period)            Worst quarter (% and time period)
10.56% (4th Quarter 2001)                      -14.77% (3rd Quarter 2001)

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
----------------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS (1) (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                                               ONE YEAR         SINCE
                                                                              INCEPTION
                                                                              (2/17/99)
E*TRADE S&P 500 INDEX FUND

RETURN BEFORE TAXES                                           -12.20%           -1.80%

RETURN AFTER TAXES ON DISTRIBUTIONS                           -12.54%           -2.35%

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES    -7.43%           -1.68%

S&P 500 INDEX                                                 -11.88%           -1.41%(2)
-----------------------------------------------------------------------------------------




(1) After tax returns shown in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(2) Index comparisons began on March 1, 1999. An investor cannot invest directly in an index.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases                         None
Maximum Deferred Sales Charge (Load)                                     None
Maximum Sales Charge (Load) Imposed in Reinvested Dividends and other    None
Distributions
Redemption Fee (as a percentage of redemption proceeds,                  1.00%
payable only if shares are redeemed within four months of purchase)


ANNUAL FUND OPERATING EXPENSES*
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                                          0.07%**
Distribution (12b-1) Fees                                                None
Other Expenses                                                           0.93%
                                                                        -----
Total Annual Fund Operating Expenses                                     1.00%
Fee Waiver and/or Expense Reimbursement***                              (0.60)%
                                                                        -----
Net Expenses                                                             0.40%

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* The cost reflects the expenses at both the Fund and the Master Portfolio levels.

** Management fees include a fee equal to 0.05% of daily net assets payable at the Master Portfolio level to its investment adviser and an investment advisory fee equal to 0.02% payable by the Fund to ETAM.

*** The Fee Waiver and/or Expense Reimbursement reflects contractual arrangements between ETAM and the Fund to waive or limit its fees or to assume other expenses on an annualized basis through at least April 30, 2003. As described in the section of this Prospectus titled "Fund Management -- Expense Limitation Agreement," the Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.40%.

You should also know that the Fund does not charge investors any account maintenance fees, account set-up fees, low balance fees, transaction fees or customer service fees.

E*TRADE Securities' accountholders may be subject to account maintenance, telephone transaction, low balance, wire transfer, and other customer service fees that may change from time to time and are payable to E*TRADE Securities under your E*TRADE Securities' account agreement.

You will be responsible for opening and maintaining an e-mail account and internet access at your own expense.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


     1 YEAR(1,2)        3 YEARS(1,2)      5 YEARS(1,2)       10 YEARS(1,2)
        $41                $257              $491                $1,164


1. The costs under the 1 year estimate reflect an Expense Limitation Agreement between ETAM and the Fund to limit "Other Expenses" in the fee table on an annualized basis. The costs under the 3, 5 and 10 year estimates, however, do not reflect the Expense Limitation Agreement. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3, 5 and 10 year estimates.

2.   Reflects costs at both the Fund and Master Portfolio levels.


INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The Fund's investment objective is to provide investment results that attempt to match the total return of the stocks making up the S&P 500 Index. Under normal market conditions, the Master Portfolio invests more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities comprising the S&P 500 Index. That portion of its assets is not actively managed but simply tries to mimic the S&P 500 Index. The Master Portfolio attempts to achieve, in both rising and falling markets, a correlation of at least 95% between

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the capitalization-weighted total return of its net assets before expenses and the S&P 500 Index. A 100% correlation would mean the total return of the Master Portfolio's assets would increase and decrease exactly the same as the S&P 500 Index. The Master Portfolio also purchases and sells shares of ETFs that trade in the S&P 500 Index, futures and options on stock index futures. The Master Portfolio also may invest up to 10% of its assets in high-quality money market instruments to provide liquidity.

Neither the Fund nor the Master Portfolio is managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund and the Master Portfolio are managed by utilizing an "indexing" investment approach to determine which securities are to be purchased or sold to replicate, to the extent feasible, the investment characteristics of the S&P 500 Index through computerized, quantitative techniques. The sampling techniques utilized by the Master Portfolio are expected to be an effective means of substantially duplicating the investment performance of the S&P 500 Index. However, the Master Portfolio is not expected to track the S&P 500 Index with the same degree of accuracy that complete replication of the S&P 500 Index would have provided. Over time, the portfolio composition of the Master Portfolio may be altered (or "rebalanced") to reflect changes in the characteristics of the S&P 500 Index.

Many factors can affect stock market performance. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short-term or long-term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

Like all stock funds, the Fund's net asset value ("NAV") will fluctuate with the value of its assets. The assets held by the Fund will fluctuate based on market and economic conditions, or other factors that affect particular companies or industries.

Since the investment characteristics and therefore, the investment risks of the Fund correspond to those of the Master Portfolio, the following discussion also includes a description of the risks associated with the investments of the Master Portfolio. The Fund's performance will correspond directly to the performance of the Master Portfolio.

The Fund's ability to match its investment performance to the investment performance of the S&P 500 Index may be affected by, among other things: (i) the Fund and the Master Portfolio's expenses; (ii) the amount of cash and cash equivalents held by the Master Portfolio's investment portfolio; (iii) the manner in which the total return of the S&P 500 Index is calculated and (iv) the timing, frequency and size of shareholder purchases and redemptions of both the Fund and the Master Portfolio. The Master Portfolio uses cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the securities comprising the S&P 500 Index.

The investments of the Master Portfolio are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

As do many index funds, the Master Portfolio also may invest in shares of ETFs that trade in the S&P

500 Index, futures and options transactions and other derivative securities transactions to help minimize the gap in performance that naturally exists between any index fund and its index. This gap will occur mainly because, unlike the Index, the Fund and the Master Portfolio incur expenses and must keep a portion of their assets in cash for paying expenses and processing shareholders' orders. By using ETFs and futures, the Master Portfolio potentially can offset a portion of the gap attributable to its cash holdings. However, because some of the effect of expenses remains, the Master Portfolio and the Fund's performance normally will be below that of the S&P 500 Index. The Master Portfolio uses ETFs and futures contracts to gain exposure to the S&P 500 Index for its cash balances, which could cause the Fund to track the S&P 500 Index less closely if the futures contracts do not perform as expected.

Asset allocation and modeling strategies are employed by the Master Portfolio's investment adviser for other investment companies and accounts advised or sub-advised by its investment adviser. If these strategies indicate particular securities should be purchased or sold, at the same time, by the Master Portfolio and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by the Master Portfolio's investment adviser. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Master Portfolio or the price paid or received by the Master Portfolio.

The Master Portfolio also may invest up to 10% of its assets in high-quality money market instruments to provide liquidity. Among other purposes, the Master Portfolio needs liquidity to pay redemptions and fees.

The Master Portfolio may also lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the Master Portfolio's and the Fund's performance could be reduced.

Due to market volatility, the Fund's performance may be subject to substantial short-term changes.

FUND MANAGEMENT

INVESTMENT ADVISER. ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a wholly owned subsidiary of E*TRADE and is located at 4500 Bohannon Drive, Menlo Park, CA 94025. ETAM commenced operating in February 1999. ETAM also provides investment management services for the E*TRADE Family of Funds. As of December 31, 2001, ETAM and its affiliates, including E*TRADE Global Asset Management managed over $13 billion in assets and are responsible for the management of E*TRADE Bank's portfolio and E*TRADE Mortgage. The team also manages E*TRADE's Bond Center, which distributes fixed income products to retail customers.

Subject to the supervision of the Board of Trustees of the Trust ("Board"), pursuant to the Investment Advisory Agreement, ETAM provides the Fund with ongoing investment guidance, policy direction and monitoring of the Master Portfolio. . The Fund pays ETAM an investment advisory fee at an annual rate equal to 0.02% of the Fund's average daily net assets if the Fund invests all of its assets in the Master Portfolio and 0.07% on that portion of the Fund's assets not invested in the Master Portfolio.

The Master Portfolio's investment adviser is Barclays Global Fund Advisors ("BGFA"). BGFA is a wholly owned direct subsidiary of Barclays Global Investors, N.A. (which, in turn, is an indirect subsidiary of Barclays Bank PLC) and is located at 45 Fremont Street, San Francisco, California 94105. BGFA and its predecessors have provided asset management, administration and advisory services for over 25 years. As of December 31, 2001, Barclays Global Investors and its affiliates, including BGFA, provided investment advisory services for over $760 billion of assets. BGFA receives a monthly advisory fee from the Master Portfolio (and indirectly from the Fund as a shareholder in the Master Portfolio) at an annual rate equal to 0.05% of the Master Portfolio's average daily net assets. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio, and accordingly, have a favorable impact on its performance.

The Fund bears a pro rata portion of the investment advisory fees paid by the Master Portfolio, as well as certain other fees paid by the Master Portfolio, such as accounting, legal, and SEC registration fees.

ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT OF THE FUND. ETAM also serves as the Fund's administrator and shareholder servicing agent. In these capacities, ETAM is responsible for the business affairs and other administrative matters of the Fund and provides a variety of services to shareholders in the Fund. ETAM receives an administrative services fee equal to 0.10% of the average daily net assets of the Fund and a shareholder servicing fee equal to 0.25% of the average daily net assets of the Fund.

SUB-ADMINISTRATOR. Investors Bank & Trust Company ("IBT") 200 Clarendon Street, Boston, MA 02116, serves as the Fund's Sub-Administrator. In this capacity, IBT provides a variety of regulatory compliance, administrative and legal administrative services to the Fund. For its services in each of these capacities, IBT is compensated directly by the Fund.

EXPENSE LIMITATION AGREEMENT. In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least April 30, 2003. The Expense Limitation Agreement may continue from year to year thereafter. ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.40% of the Fund's daily net assets.

The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless (i) the Fund's total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.

THE FUND'S STRUCTURE


The Fund is a separate series of the Trust, a Delaware business trust organized in 1998. The Fund is a feeder fund in a master/feeder structure. Accordingly, the Fund invests all of its assets in the Master Portfolio. The Master Portfolio seeks to provide investment results that correspond to the total return performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Stock Index. In addition to selling its interests to the Fund, the Master Portfolio has and may continue to sell its interests to certain other mutual funds or other accredited investors. The expenses and, correspondingly, the returns of other investment options in the Master Portfolio may differ from those of the Fund.

The Board believes that, as other investors invest their assets in the Master Portfolio, certain economic efficiencies may be realized with respect to the Master Portfolio. For example, fixed expenses that otherwise would have been borne solely by the Fund (and the other existing interestholders in the Master Portfolio) would be spread across a larger asset base as more funds invest in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses across a larger asset base) that the Board believes should be available through investment in the Master Portfolio may not be fully achieved or maintained. In addition, given the relatively complex nature of the master/feeder structure, accounting and operational difficulties could occur. For example, coordination of calculation of net asset value ("NAV") would be affected at the master and/or feeder level.

Fund shareholders may be asked to vote on matters concerning the Master
Portfolio.

The Fund may withdraw its investments in the Master Portfolio if the Board determines that it is in the best interests of the Fund and its shareholders to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund, direct management of a portfolio by ETAM or the hiring of a sub-adviser to manage the Fund's assets.

Investment of the Fund's assets in the Master Portfolio is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its investment from the Master Portfolio.

PRICING OF FUND SHARES

The Fund is a true no-load fund, which means you may buy or sell shares directly at the NAV next determined after E*TRADE Securities receives your request in proper form. If E*TRADE Securities receives such request prior to the close of the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. Shares will not be priced on the days on which the NYSE is closed for trading.

The Fund's investment in the Master Portfolio is valued at the NAV of the portion of the Master Portfolio's interests held by the Fund. The Master Portfolio calculates the NAV (i.e., the value of its assets less liabilities) of its interests on the same day and at the same time as the Fund. The Master Portfolio's investments are valued each day the NYSE is open for business. The Master Portfolio's assets are valued generally by using available market quotations. If a market quotation is not readily available for a security or investment of the Master Portfolio, it is valued at fair value as determined in good faith by the Board of Trustees of MIP.

The Fund's NAV per share is calculated by taking the value of the Fund's net assets and dividing by the number of shares outstanding. Expenses are accrued daily and applied when determining the NAV. The NAV for the Fund is determined as of the close of trading on the floor of the NYSE (generally 4:00 p.m., Eastern time), each day the NYSE is open. The Fund reserves the right to change the time at which purchases, redemptions and exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

HOW TO BUY, SELL AND EXCHANGE SHARES

This Fund is designed and built specifically for on-line investors. In order to become a shareholder of the Fund, you will need to have an E*TRADE Securities account. All shares must be held in an E*TRADE Securities account and cannot be transferred to the account of any other financial institution. However, shares held by qualified employee benefit plans may be held directly with E*TRADE Funds. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent, the Fund will redeem your position in the Fund, unless a new class of shares of the Fund has been formed for those shareholders who rescinded consent, reflecting the higher costs of paper-based information delivery. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

E*TRADE Securities reserves the right to deliver paper-based shareholder documents in certain circumstances, at no cost to the investor. Shareholder documents include prospectuses, statements of additional information, financial reports, proxies, confirmations and statements. Shareholders may obtain a printed copy of individual shareholder documents at no cost by contacting E*TRADE without revoking consent to electronic delivery generally.

In order to buy shares, you will need to: (1) open an E*TRADE Securities account; (2) deposit money in the account; and (3) execute an order to buy shares.

STEP 1: HOW TO OPEN AN E*TRADE SECURITIES ACCOUNT

To open an E*TRADE Securities account, you must complete the application available through our Website (www.etrade.com). You will be subject to E*TRADE Securities' general account requirements as described in E*TRADE Securities' customer agreement.

ON-LINE. You can access E*TRADE Securities' online application through multiple electronic gateways, including theinternet, WebTV, Prodigy, AT&T Worldnet, Microsoft Investor, by GO ETRADE on CompuServe, with the keyword ETRADE on America Online and via personal digital assistant. For more information on how to access E*TRADE Securities electronically, please refer to our online assistant E*STATION at www.etrade.com available 24 hours a day.

BY MAIL. You can request an application by visiting the "Open an Account" area of our Website, or by calling 1-800-786-2575. Complete and sign the application. Make your check or money order payable to E*TRADE Securities, Inc. Mail to E*TRADE Securities, Inc., P.O. Box 8160, Boston, MA 02266-8160, or if by overnight mail, mail to E*TRADE Securities, Inc., 66 Brooks Drive, Braintree, MA 02184-8160.

TELEPHONE. Request a new account kit by calling 1-800-786-2575. E*TRADE's customer service is available 24 hours, seven days a week.

STEP 2: FUNDING YOUR ACCOUNT

BY CHECK OR MONEY ORDER. Make your check or money order payable to E*TRADE Securities, Inc. and mail it to E*TRADE Securities, Inc., P.O. Box 8160, Boston, MA 02266-8160, or if by overnight mail, mail to E*TRADE Securities, Inc., 66 Brooks Drive, Braintree, MA 02184-8160.

IN PERSON. Investors may visit E*TRADE Securities' self-service center in Menlo Park, California at the address on the back cover page of this prospectus between 8:00 a.m. and 5:00 p.m. (pacific time). Customer service will only accept checks or money orders made payable to E*TRADE Securities, Inc.

WIRE.  Send wired funds to:

The Bank of New York
48 Wall Street
New York, NY  10286

ABA  #021000018
FBO:  E*TRADE Securities, Inc.
A/C #8900346256 for further credit to (your name and account number).

After your account is opened, E*TRADE Securities will contact you with an account number so that you can wire funds immediately.

STEP 3: EXECUTE AN ORDER TO BUY/SELL/EXCHANGE SHARES

MINIMUM INITIAL INVESTMENT REQUIREMENTS:

For your Initial Investment in the Fund                                  $2,500

Continuing Minimum Investment*                                           $2,500

To invest in the Fund for your IRA, Roth IRA,                            $1,000
one-person SEP-IRA, or Education IRA account

To invest in the Fund for your SIMPLE, SEP-IRA,                          $1,000
Profit Sharing or Money Purchase Pension Plan, or 401(a) account

To invest in the Fund through a 401(k) Plan                              None

PURCHASE ADDITIONAL SHARES:

To buy additional shares of the Fund through the Automatic Investment      $100
Plan (see below for additional information)

To buy additional shares of the Fund other than through the Automatic      $250
Investment Plan

* Unless you hold shares in one of the account types listed, your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet the Fund's minimum balance requirements. Before taking such action, the Fund will provide you with written notice and at least 30 days to buy more shares to bring your investment up to $2,500 if you initially purchased the shares on or after September 17, 2001 and up to $1,000 if you purchased the shares before September 17, 2001.

AUTOMATIC INVESTMENT PLAN. In order to set up your account for automatic investment, you must complete the Automatic Investment--Mutual Funds Authorization Form available through our Website (www.mutualfunds.etrade.com). Simply select "set up automatic investing" to access the Form. Complete and sign this Form and return it to us with (if applicable) a copy of a voided check from the account you wish to fund your purchase. Mail the form to: E*TRADE Securities Incorporated, ATTN Mutual Fund Operations, PO Box 989030, West Sacramento, CA 95798-9904.

After your account is established you may use the methods described below to buy, sell or exchange shares. You can only sell funds that are held in your E*TRADE Securities account; which means you cannot "short" shares of the Fund.

Whether you are investing in the Fund for the first time or adding to an existing investment, you generally only can buy Fund shares on-line. Because the Fund's NAV changes daily, your purchase price will be the next NAV determined after the Fund receives and accepts your purchase order.

You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. Please note that the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. As soon as E*TRADE Securities receives the shares or the proceeds from the Fund, the transaction will appear in your account. This usually occurs the business day following the transaction, but in any event, no later than three days thereafter.

ON-LINE. You can access E*TRADE Securities' secure trading pages at www.etrade.com via the internet, WebTV, Prodigy, AT&T Worldnet, Microsoft Investor, by GO ETRADE on CompuServe, with the keyword ETRADE on America Online and via personal digital assistant. By clicking on one of several mutual fund order buttons, you can quickly and easily place a buy, sell or exchange order for shares in the Fund. You will be prompted to enter your trading password whenever you perform a transaction so that we can be sure each buy or sell is secure. It is for your own protection to make sure you or your co-account holder(s) are the only people who can place orders in your E*TRADE account. When you buy shares, you will be asked to: (1) affirm your consent to receive all Fund documentation electronically; (2) provide an e-mail address; and (3) affirm that you have read the prospectus. The prospectus will be readily available for viewing and printing from our Website.

No information provided on the Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

Our built-in verification system lets you double-check orders before they are sent to the markets, and you can change or cancel any unfilled order subject to prior execution.

If you are already a shareholder, you may call 1-800-STOCKS5 (1-800-786-2575) to buy or sell shares by phone through an E*TRADE Securities broker for an additional fee. The fee may change from time to time and is payable to E*TRADE Securities under your E*TRADE Securities account agreement.

The Fund reserves the right to refuse a telephone redemption or exchange request if it believes it advisable to do so.

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker-assisted telephone redemption. In these situations, investors may want to consider trading online by accessing our Website or use TELE*MASTER, E*TRADE Securities' automated telephone system, to effect such a transaction by calling 1-800-STOCKS1 (1-800-786-2571).

SIGNATURE GUARANTEE. For your protection, certain requests may require a signature guarantee.

A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:

1. If you transfer the ownership of your account to another individual or organization.

2.   When you submit a written redemption for more than $25,000.

3. When you request that redemption proceeds be sent to a different name or address than is registered on your account.

4.   If you add or change your name or add or remove an owner on your account.

5.   If you add or change the beneficiary on your transfer-on-death account.

For other requests or changes, access E*STATION through our Website or call 1-800-786-2575 for instructions.

You will have to wait to receive the proceeds from a redemption of your shares until the funds you used to buy them have cleared (e.g., your check has cleared).

The right of redemption may be suspended during any period in which: (i) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than weekends and holidays;
(ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

REDEMPTION FEE. The Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases, redemptions or exchanges can disrupt the Fund's investment program and increase costs. To discourage short-term trading, the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. The redemption fee will also be assessed on involuntary redemptions effected by the Fund within the time period. The redemption fee will be waived for 401(k) plans and investments by other E*TRADE Funds.

Any redemption fees imposed will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the four month holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than four months, the fee will be assessed. The fee may apply to shares held through omnibus accounts or certain retirement plans.

The Fund may waive the redemption fee from time to time in its sole discretion. The Fund may also change the redemption fee and the period it applies for shares to be issued in the future.

EXCHANGE. You may exchange your shares of the Fund for shares of another E*TRADE fund. An exchange is two transactions: (i) a sale (or redemption) of shares of one fund; and (ii) the purchase of shares of a different fund with the redemption proceeds. Exchange transactions generally may be effected on-line. If you are unable to make an exchange on-line for any reason (for example, due to Internet-related difficulties) exchanges by telephone will be made available. After we receive your exchange request, the Fund's transfer agent will simultaneously process exchange redemptions and exchange purchases at the share prices next determined, as further explained under "Pricing of Fund Shares." Shares still subject to a redemption fee will be assessed that fee if exchanged.

You must meet the minimum investment requirements for the E*TRADE fund into which you are exchanging or purchasing shares. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

CLOSING YOUR ACCOUNT. If you close your E*TRADE Securities account, you will be required to redeem your shares in your Fund account.

CERTAIN INSTITUTIONAL INVESTORS. Certain institutional accounts, such as 401(k) plans and shares held by other E*TRADE funds, that are held directly with the Fund are not subject to a redemption fee or minimum investment requirements.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to pay dividends from net investment income quarterly and distribute capital gains, if any, annually. The Fund may make additional distributions if necessary.

Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Shares are purchased at the net asset value determined on the payment date.

TAX CONSEQUENCES

The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund. The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders may be taxed on distributions they receive, depending on their tax status.

The Fund will distribute substantially all of its income and gains to its shareholders every year. If the Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

You generally will be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. If the Fund designates a dividend as a capital gain distribution, (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.

If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange or sale. You generally will have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you hold them. For example, if you sold at a gain Fund shares that you had held for more than one year as a capital asset, then your gain would be taxed at the long-term capital gains tax rate.

The Fund will send you a tax report each year that will tell you which dividends must be treated as ordinary income and which (if any) are long-term capital gain.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

E*TRADE S&P 500 INDEX FUND
FINANCIAL HIGHLIGHTS





------------------------------------------------------------------------------------------------------------------------
                                                                                                     Period from
                                                                                                  February 17, 1999
                                                                                                    (commencement
                                                                                                    of operations)
                                                           Year Ended           Year Ended             through
   FOR A SHARE OUTSTANDING FOR THE PERIOD                 December 31,(7)      December 31,(7)     December 31,(7)
                                                              2001                 2000                  1999
                                                          --------------       --------------       ---------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $10.48                  $11.83                  $10.00
(LOSS) INCOME FROM INVESTMENT OPERATIONS:                    ------                  ------                  ------

     Net investment income                                     0.09                    0.12                    0.09

     Net realized and unrealized (loss) gain on               (1.37)                  (1.22)                   1.84
       investments                                           ------                  ------                  ------
     TOTAL (LOSS) INCOME FROM INVESTMENT
     OPERATIONS                                               (1.28)                  (1.10)                   1.93
                                                             ------                  ------                  ------
DISTRIBUTIONS TO SHAREHOLDERS:

     Distributions from net investment income                 (0.09)                  (0.13)                  (0.09)

     Distributions from net realized gains                    (0.00)(4)               (0.12)                  (0.01)
                                                             ------                  ------                  ------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS
                                                              (0.09)                  (0.25)                  (0.10)
                                                             ------                  ------                  ------

REDEMPTION FEES ADDED TO PAID-IN CAPITAL                       0.00(4)                 0.00(4)                 0.00(4)
                                                             ------                  ------                  ------
                                                             $ 9.11                  $10.48                  $11.83
                                                             ======                  ======                  ======
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN                                                 (12.20)%                 (9.39)%                 19.31%(3)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000s omitted)               $81,798                 $62,899                 $46,906
     Ratio of expenses to average net assets (1)               0.35%                   0.32%(5)               0.32%(5,6)
     Ratio of net investment income to average (2)             1.02%                   0.95%                  1.14%(6)
       net assets
     Portfolio turnover rate of Master Portfolio               9.21%                  11.00%                  7.00%(3)
-----------------------------------------------------------------------------------------------------------------------------




(1) Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the year ended December 31, 2001 was 0.54% and was not applicable in prior years.

(2) Ratio of net investment income (loss) to average net assets prior to waived fees and reimbursed expenses for the year ended December 31, 2001 was 0.83% and was not applicable in prior years.

(3) For the period February 17, 1999 (commencement of operations) through December 31, 1999 and not indicative of a full year's operating results.

(4)  Rounds to less than $0.01.

(5) The Investment Advisor voluntarily agreed to pay the non-affiliated Trustee expenses for the Fund for the period February 17, 1999 (commencement of operations) through May 9, 2000. Even if such action had not been taken, total annualized operating expenses as a percentage of average net assets would have remained unchanged at 0.32% for the period from February 17, 1999 (commencement of operations) through December 31, 1999 and for the year ended December 31, 2000.

(6)  Annualized

(7) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the S&P 500 Index Master Portfolio.

[OUTSIDE BACK COVER PAGE.]


The Statement of Additional Information for the Fund, dated May 1, 2002 (as amended from time to time) ("SAI"), contains further information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

The SAI and the most recent annual report (dated December 31, 2001) and semi-annual report (dated June 30, 2001) may be obtained without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into this Prospectus unless specifically noted. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.

Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

E*TRADE SECURITIES, INC.
4500 BOHANNON DRIVE
MENLO PARK, CA 94025
TELEPHONE:  (650) 331-6000
TOLL-FREE: (800) 786-2575
http://www.etrade.com

INVESTMENT COMPANY ACT FILE NO.: 811-09093